Exhibit 10.4

LIMITED WAIVER AND THIRD AMENDMENT TO AMENDED

AND RESTATED BUSINESS LOAN AGREEMENT

This LIMITED WAIVER AND THIRD AMENDMENT TO AMENDED AND RESTATED BUSINESS LOAN AGREEMENT (this “Amendment”), dated as May 9, 2019 (“Third Amendment Effective Date”), is made and entered into by and among Zions Bancorporation, N.A. dba Amegy Bank (together with its successors and assigns, “Lender”), Fuse Medical, Inc. (“Fuse”) and CPM Medical Consultants, LLC (“CPM”, together with Fuse, collectively, the “Borrowers” and each a “Borrower”).

RECITALS

A.    Lender and Borrowers are parties to that certain Amended and Restated Business Loan Agreement dated as of December 31, 2017 (as amended by that certain Limited Wavier and First Amendment, dated as of September 21, 2018, and that certain Limited Waiver and Second Amendment, dated as of November 19, 2018, and as may be further amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).

B.    An Event of Default has occurred and is continuing, under the Loan Agreement.

C.    Borrowers have requested that Lender waive such Event of Default, and amend the Loan Agreement.

D.    Lender is willing to waive such Event of Default, and amend the Loan Agreement on the terms and subject to the conditions set forth below.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

Definitions

Section 1.1    Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same definitions assigned to such terms in the Loan Agreement, as amended hereby.

ARTICLE II

Limited Waiver

Section 2.1    Limited Waiver. An Event of Default has occurred and currently exists under the Loan Agreement as a result of Borrowers’ failure to maintain the Minimum EBITDA of $100,000 for the fiscal quarter ended March 31, 2019 as required by in Section 9.1(b) of the Loan Agreement (the “Specified Default”). Borrowers represent and warrant that the Specified Default is the only Default or Event of Default that exists, or is anticipated to occur, under the Loan Agreement and the other Loan Documents as of the Third Amendment Effective Date. Subject to the satisfaction of the conditions precedent set forth in Section 4.1 hereof, Lender hereby waives the Specified Default. In no event shall such waiver be deemed to constitute a waiver of (a) any Default or Event of Default other than the Specified Default or (b) Borrowers’ obligation to comply with all of the terms and conditions of the Loan Agreement and the other Loan Documents from and after the Third Amendment Effective Date. Notwithstanding any prior, temporary mutual disregard of the terms of any contracts between the parties, Borrowers hereby agree that they shall be required strictly to comply with all of the terms of the Loan Documents on and after the Third Amendment Effective Date.

ARTICLE III

Amendments to the Loan Agreement

In reliance upon the representations and warranties of the Lender and Borrowers set forth in the Loan Documents and in this Amendment, the Loan Agreement is hereby amended, effective as of the Third Amendment Effective Date, as follows:

Section 3.1    Amendments.

(a)    The following definitions in Section 1.1 of the Loan Agreement are hereby amended and restated in their entirety as follows:

“Borrowing Base” means, as of any date of determination, an amount equal to the sum of:

(a)    Eighty percent (80%) advance rate multiplied by Net Amount of Eligible Accounts; plus

(b)    Thirty percent (30%) advance rate multiplied by Net Amount of Eligible Inventory (provided that Eligible Inventory shall not constitute more than fifty percent (50%) of the Borrowing Base); minus

(c)    Without limiting Lender’s discretion to implement other reserves or to increase the amount of the dilution reserve, a dilution reserve in an amount of not less than $600,000 established by Lender in its sole and absolute discretion from time to relating to all receivables not specifically attributed to any one account or class of accounts; minus

(d)    the sum of all other Reserves.

“Revolving Facility Limit” means $3,500,000.

(b)    Section 2.2(b) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

(b) “The Loan Sweep Feature is deactivated and unavailable to Borrowers. Borrowers shall give Lender notice of each requested Loan by delivery to Lender of an Advance Request substantially in the form attached hereto as Exhibit C (an “Advance Request”), executed by Borrower Representative’s treasurer, chief executive officer, or chief financial officer, properly completed and specifying (i) the date of such borrowing, which shall be a Business Day, (ii) the amount of such borrowing, which shall be in an aggregate principal amount of $50,000 or a whole multiple of $25,000 in excess thereof and (iii) the applicable Borrower to whom the requested Loans should be made. As a condition to making any Loan, Lender requires that Borrowers deliver a Borrowing Base Certificate to Lender dated a recent date acceptable to Lender (but not more than ten (10) days prior to the proposed borrowing date) evidencing that the amount of the outstanding Loans plus the requested Loan is less than the lesser of (a) the Revolving Facility Limit and (b) the Borrowing Base. Assuming that each Advance Request Form is in proper form, if Lender receives an Advance Request Form before 12:00 p.m. (Dallas, Texas, time) on any Business Day, Lender will make the requested Loan on the next Business Day, and, if Lender receives an Advance

Request Form at or after 12:00 p.m. (Dallas, Texas, time), Lender will make the requested Loan within two (2) Business Days following receipt of such Advance Request Form. Advance Request Forms may be delivered by e-mail, scanned PDF or any other electronic method acceptable to Lender. Notwithstanding anything herein to the contrary, Lender shall have no obligation to make more than two (2) in a single calendar month.

(b)    Section 9.1(b) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“Minimum EBITDA. Borrowers shall not permit EBITDA to be less than (i) $100,000 for the fiscal quarter ending June 30, 2019 and (ii) $500,000 for the fiscal quarter ending September 30, 2019.”

ARTICLE IV

Conditions Precedent

Section 4.1    Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender, upon which this Amendment shall be effective as of the Third Amendment Effective Date:

(a)    Lender shall have received a counterpart of this Amendment duly executed by Borrowers and the Consent and Reaffirmation duly executed by Guarantors;

(b)    the representations and warranties contained herein and in all other Loan Documents shall be true and correct as of the Third Amendment Effective Date as if made on the Third Amendment Effective Date;

(c)    no Default or Event of Default shall have occurred and be continuing other than the Specified Default; and

(d) Borrowers shall have paid all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto, including, without limitation, the costs and fees of Lender’s legal counsel and such counsel’s outstanding invoices related to the preparation of the Loan Documents and amendments thereto.

ARTICLE V

Ratifications, Representations, Warranties, Acknowledgments and Covenants

Section 5.1    Ratifications by Borrowers. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect. The Loan Agreement as amended by this Amendment shall continue to be legal, valid, binding and enforceable in accordance with its terms.

Section 5.2    Renewal and Extension of Security Interests and Liens. Each Borrower hereby (a) renews and affirms the Liens created and granted in the Loan Documents, and (b) agrees that this Amendment shall in no manner affect or impair the Liens securing the Obligations, and that such Liens shall not in any manner be waived, the purposes of this Amendment being to modify the Loan Agreement as herein provided, and to carry forward all Liens securing the same, which are acknowledged by such Borrower to be valid and subsisting.

Section 5.3    Representations and Warranties. Each Borrower represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite entity action on the part of such Borrower and will not violate the organizational documents of such Borrower or any agreement to which such Borrower is a party, (b) the representations and warranties contained in the Loan Agreement and in each of the other Loan Documents are true and correct on and as of the Third Amendment Effective Date as though made on the Third Amendment Effective Date, (c) no Default or Event of Default under the Loan Agreement has occurred and is continuing other than the Specified Default, and (d) such Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby.

ARTICLE VI

Miscellaneous

Section 6.1    Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Loan Document, including without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect such representations and warranties or the right of Lender to rely thereon.

Section 6.2    Reference to Loan Agreement. Each of the Loan Documents and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

Section 6.3    Expenses of Lender. Borrowers agree to pay on demand all reasonable costs and expenses incurred by Lender directly in connection with any and all amendments, modifications, and supplements to this Amendment and the other Loan Documents executed pursuant hereto, including, without limitation, the costs and fees of Lender’s legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Document, including, without limitation, the reasonable costs and fees of Lender’s legal counsel.

Section 6.4    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 6.5    APPLICABLE LAW. THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS NOT INCLUDING CONFLICTS OF LAW RULES.

Section 6.6    WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO EACH HEREBY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM, OR PROCEEDING ARISING OUT OF OR RELATED TO THIS AMENDMENT.

Section 6.7    RELEASE OF CLAIMS. TO INDUCE LENDER TO ENTER INTO THIS AMENDMENT, EACH BORROWER, AND BY GUARANTORS’ SIGNATURES TO THE CONSENT AND REAFFIRMATION, EACH GUARANTOR VOLUNTARILY, KNOWINGLY AND UNCONDITIONALLY RELEASES, ACQUITS, AND FOREVER DISCHARGES LENDER AND ITS OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ANY AND ALL LIABILITIES, CLAIMS, DEMANDS, DAMAGES, EXPENSES, ACTIONS, OR CAUSES OF ACTION OF ANY KIND OR NATURE (IF THERE BE ANY), WHETHER ABSOLUTE OR CONTINGENT, DISPUTED OR UNDISPUTED, AT LAW OR IN EQUITY, OR KNOWN OR UNKNOWN, THAT SUCH BORROWER NOW HAS OR EVER HAD AGAINST ANY OF THE RELEASED PARTIES ARISING UNDER OR IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, ANY SUCH LIABILITIES, CLAIMS, DEMANDS, DAMAGES, EXPENSES, ACTIONS, OR CAUSES OF ACTION ARISING OUT OF OR RELATING TO A CLAIM OF BREACH OF CONTRACT, FRAUD, LENDER LIABILITY OR MISCONDUCT, BREACH OF FIDUCIARY DUTY, USURY, UNFAIR BARGAINING POSITION, UNCONSCIONABILITY, VIOLATION OF LAW, NEGLIGENCE, ERROR OR OMISSION IN ACCOUNTING OR CALCULATIONS, MISAPPROPRIATION OF FUNDS, TORTIOUS CONDUCT OR RECKLESS OR WILLFUL MISCONDUCT. EACH BORROWER AND EACH GUARANTOR REPRESENTS AND WARRANTS TO LENDER THAT IT HAS NOT TRANSFERRED OR ASSIGNED TO ANY PERSON ANY CLAIM THAT IT HAS EVER HAD OR CLAIMED TO HAVE AGAINST ANY RELEASED PARTY.

Section 6.8    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, heirs, executors, and legal representatives, except that none of the parties hereto other than Lender may assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

Section 6.9    Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Any signature delivered by a party by facsimile or other electronic transmission shall be deemed to be an original signature hereto.

Section 6.10    Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant, condition or duty by any Borrower, shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

Section 6.11    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 6.12    Conflicting Provision. If any provision of the Loan Agreement as amended hereby conflicts with any provision of any other Loan Document, the provision in the Loan Agreement shall control.

Section 6.13    ENTIRE AGREEMENT. THIS AMENDMENT, THE LOAN AGREEMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH AND PURSUANT TO THIS AMENDMENT AND THE LOAN AGREEMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Limited Waiver and Third Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

FUSE MEDICAL, INC.

By:	/s/ Christopher C. Reeg
Name:	Christopher C. Reeg
Title:	Chief Executive Officer

BORROWER:

CPM MEDICAL CONSULTANTS, LLC

By:	/s/ Christopher C. Reeg
Name:	Christopher C. Reeg
Title:	Chief Executive Officer

LENDER:

ZIONS BANCORPORATION, N.A. dba AMEGY BANK

By:	/s/ Olga Santiago
Name:	Olga Santiago
Title:	Vice President

(Signature Page to Limited Waiver and Third Amendment)

GUARANTORS:

NC 143 FAMILY HOLDINGS LP

By:	NC 143 Family Holdings GP LLC, General Partner of NC 143 Family Holdings LP

By:	NC 143 Family Trust, Dated October 1, 2014, as last amended, Manager of NC 143 Family Holdings GP LLC

By:	/s/ Mark W. Brooks
Name:	Mark W. Brooks
Title:	Trustee of NC 143 Family Trust

By:	/s/ Penelope A. Brooks
Name:	Penelope A. Brooks
Title:	Trustee of NC 143 Family Trust

MARK W. BROOKS

By:	/s/ Mark W. Brooks

(Signature Page to Limited Waiver and Third Amendment)

CONSENT AND REAFFIRMATION

Each of the undersigned guarantors acknowledges that Zions Bancorporation, N.A. dba Amegy Bank) (“Lender”) has no obligation to provide it with notice of, or to obtain its consent to, the terms of the foregoing Limited Waiver and Third Amendment to the Amended and Restated Business Loan Agreement (the “Amendment”). Nevertheless, each of the undersigned consents to the Amendment and other Loan Documents effected thereby, agrees to be bound thereby and confirms and agrees that, notwithstanding the effectiveness of the Amendment, each Loan Document to which the undersigned is a party is, and the obligations thereunder to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by the Amendment.

GUARANTORS:

NC 143 FAMILY HOLDINGS LP

By:	NC 143 Family Holdings GP LLC, General Partner of NC 143 Family Holdings LP

By:	NC 143 Family Trust, Dated October 1, 2014, as last amended, Manager of NC 143 Family Holdings GP LLC

By:	/s/ Mark W. Brooks
Name:	Mark W. Brooks
Title:	Trustee of NC 143 Family Trust

By:	/s/ Penelope A. Brooks
Name:	Penelope A. Brooks
Title:	Trustee of NC 143 Family Trust

MARK W. BROOKS

By:	/s/ Mark W. Brooks

(Signature Page to Limited Waiver and Third Amendment)